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                                                                EXHIBIT 10.14(b)
                                                                ---------------

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                              EKCO GROUP, INC.
                                 SCHEDULE TO
                       FORM OF SPLIT DOLLAR AGREEMENTS

         Each of the following employees of the Company has a Split Dollar Agreement with the Company which is identical in form to the foregoing Form of Split Dollar Agreement, except as to the date and the face amount of the policy of life insurance:

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                                                 Date of        Face Amount
Name and Position                               Agreement        of Policy
-----------------                               ---------       -----------
Robert Stein                                    10/01/92        $1,895,038
President & Chief
Executive Officer

Jeffrey A. Weinstein                            10/01/92        $  527,352
Executive Vice Presid-
dent, Secretary &
General Counsel

Donato A. DeNovellis                            10/01/93        $  471,381
Executive Vice Presid-
ent, Finance & Adminis-
tration, & Chief
Financial Officer

Brian R. McQuesten                              10/01/92        $  279,742
Vice President &
Controller

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